UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 8, 2022

U.S. WELL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1360 Post Oak Boulevard Suite 1800 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(832) 562-3730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
CLASS A COMMON STOCK $0.0001, par value per share	USWS	NASDAQ Capital Market
WARRANTS	USWSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 9, 2022, U.S. Well Services, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with several institutional and accredited investors for the sale by the Company of 14,180,375 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $1.763 per share, in a registered direct offering. Concurrently with the sale of the Shares, pursuant to the Purchase Agreement the Company also sold to the investors unregistered warrants to purchase up to an aggregate of 14,180,375 shares of Common Stock (the “Warrants”), in a private placement. Subject to certain ownership limitations, the Warrants are immediately exercisable upon issuance at an exercise price equal to $1.763 per share of Common Stock, subject to adjustments as provided under the terms of the Warrants. The Warrants are exercisable for three and one-half years from the initial exercise date. The closing of the sales of these securities under the Purchase Agreement occurred on March 11, 2022.

The gross proceeds to the Company from the offerings were approximately $25,000,000, before deducting the placement agent’s fees and other offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants. The Company intends to use the net proceeds from the transactions for general corporate purposes, including the funding of certain capital expenditures.

The Shares (but not the Warrants or shares of Common Stock issuable upon exercise of the Warrants) are offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2019 and subsequently declared effective on April 22, 2019 (File No. 333-230471) (the “Registration Statement”), and the base prospectus dated as of April 22, 2019 contained therein. The Company filed a prospectus supplement with the SEC in connection with the sale of the Shares.

The Warrants and the shares issuable upon exercise of the Warrants are being sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants: (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Pursuant to an engagement letter by and between the Company and H.C. Wainwright & Co., LLC (the “Placement Agent”), dated as of March 8, 2022 (the “Engagement Letter”), the Company has agreed to pay the Placement Agent an aggregate cash fee equal to 7.0% of the aggregate gross proceeds received by the Company from the offerings plus a management fee equal to 1.0% of the aggregate gross proceeds received by the Company from the sale of the securities in the offerings. In addition, the Company also agreed to issue to the Placement Agent or its designees warrants to purchase up to 7.0% of the aggregate number of shares sold in the transactions (the “Placement Agent Warrants”), or warrants to purchase up to 992,626 shares of Common Stock. The Placement Agent Warrants have substantially the same terms as the Warrants, except that the Placement Agent Warrants will have an exercise price of $2.2038 per share of Common Stock, which represents 125% of the offering price per share. The Placement Agent Warrants and the shares issuable upon exercise of the Placement Agent Warrants will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws. The Company also paid the Placement Agent $85,000 for non-accountable expenses and $15,950 for clearing fees.

The forms of the Purchase Agreement, Warrant and Placement Agent Warrant, as well as the Engagement Letter, are filed as Exhibits 10.1, 4.1, 4.2 and 10.2, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

A copy of the opinion of Porter Hedges LLP relating to the legality of the issuance and the sale of the Shares is attached as Exhibit 5.1 hereto.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Warrants and the Placement Agent Warrants and the shares of Common Stock issuable thereunder is hereby incorporated by reference into this Item 3.02.

Item 8.01.	Other Events.

On March 9, 2022, the Company issued a press release regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 11, 2022, the Company issued a press release announcing the closing of the transactions described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

4.1	Form of Warrant

4.2	Form of Placement Agent Warrant

5.1	Legal Opinion of Porter Hedges LLP

10.1	Form of Securities Purchase Agreement

10.2	Engagement Letter between U.S. Well Services, Inc. and H.C. Wainwright & Co., LLC, dated as of March 8, 2022

23.1	Consent of Porter Hedges LLP (contained in Exhibit 5.1)

99.1	Press Release issued by U.S. Well Services, Inc. dated March 9, 2022

99.2	Press Release issued by U.S. Well Services, Inc. dated March 11, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. WELL SERVICES, INC.

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

March 11, 2022

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